UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 18, 2026
Date of Report (Date of earliest event reported)
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
3.750% Senior Notes due 2034	AVY34	Nasdaq Stock Market
4.000% Senior Notes due 2035	AVY35	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 — Other Events

Item 8.01 Other Events.
On August 18, 2026, consistent with its thoughtful long-term Board leadership succession planning process, the Board of Directors (the “Board”) of Avery Dennison Corporation, a Delaware corporation (the “Company”), unanimously elected William Wagner as independent Board Chair, effective September 1, 2026, to serve in such capacity for the remainder of the one-year term ending at the 2027 Annual Meeting of Stockholders (the “Annual Meeting”). Mitchell Butier will continue to serve as non-executive Chairman through August 31, 2026 and as a non-independent member of the Board for the remainder of the one-year term ending at the Annual Meeting. Mr. Wagner has served as an independent member of the Board since October 2022, and currently serves as Chair of the Governance Committee and the Cybersecurity Committee.
The Board previously determined that Mr. Wagner is independent under New York Stock Exchange listing standards such that a Lead Independent Director is no longer required under the Company’s Corporate Governance Guidelines. As a result, Patrick Siewert will cease serving as Lead Independent Director on August 31, 2026 and continue to serve as an independent member of the Board for the remainder of the one-year term ending at the Annual Meeting.
Also on August 18, 2026, in light of the time commitments associated with Mr. Wagner’s role as independent Board Chair and his continuing service as Chair of the Cybersecurity Committee, the Board appointed Mr. Siewert, who currently serves as a member of the Governance Committee, to replace Mr. Wagner as its Chair, effective September 1, 2026, to serve in such capacity for the remainder of the one-year term ending at the Annual Meeting. Mr. Wagner will continue to serve in such capacity through August 31, 2026 and as a member of the Committee for the remainder of the one-year term ending at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: August 19, 2026	By:	/s/ Deon M. Stander
		Name: Title:	Deon M. Stander President and Chief Executive Officer